UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2023

VYSTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-53754	20-2027731
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

101 Aylesbury Rd. Worcester, MA	01609
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 791-9114

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Type of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common	VYST	None

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 6, 2023 the accounting firm of Macias Gini & O’Connell LLP (“MG)”) resigned from rendering further professional services for Vystar Corporation (the “Company”) and determined that it will not stand for re-appointment. MGO’s decision was not the result of a recommendation or approval by any audit committee or the Board of Directors of the Company.

MGO’s report on the consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that both reports contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern. The circumstances surrounding this disclosure were not alleviated in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

During each of our the two most recent fiscal years ended December 31, 2022 and 2021 and any subsequent interim period prior to such resignation, (i) there were no disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MGO, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” listed in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K, except that (A) for the fiscal year ended December 31, 2022, material weaknesses existed in the Company’s internal control over financial reporting, as described in Item 9A to the Company’s annual report on Form 10-K for the year ended December 31, 2022 which material weakness was also reflected in Item 4 of the Company’s quarterly reports on Form 10-Q for the quarters ended March 30, 2023, June 30, 2023, and September 30, 2023.

The Company provided MGO a copy of the disclosures in this Current Report on Form 8-K and requested that MGO furnish to the Company with a letter addressed to the Commission stating whether MGO agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree. The Company has received the requested letter from MGO and a copy of the letter, dated December 11, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated December 11, 2023 by Macias Gini & O’Connell LLP
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION

Date: December 12, 2023	By:	/s/ Steven Rotman
	Name:	Steven Rotman
	Title:	President/Chief Executive Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter dated December 11, 2023 by Macias Gini & O’Connell LLP
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)